Exhibit 10.1

Execution Version

AMENDMENT NO. 1

June 26, 2023

Faraday Future Intelligent Electric Inc.

18455 South Figueroa Street

Gardena, California 90248

Attention: Legal Department, Mike Beck

Phone: (800) 228-7702

Email: david.beck@ff.com

Re: Amendment No. 1

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement dated as of May 8, 2023 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “SPA”), by and among Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Issuer”) and the financial institutions or other entities from time to time parties thereto (each a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used but not defined herein shall have the meanings set forth in the SPA. This Amendment No. 1 is referred to herein as this “Amendment No. 1”.

1.	Amendment to the SPA.

a.	Notes; Closing

Each Purchaser party hereto hereby acknowledges that Section 2.1(a)(i) of the SPA, shall be amended and restated to read in its entirety as follows:

“(i) Each Closing (as defined in the Notes) shall take place as set forth in the Notes; provided that, notwithstanding anything to the contrary herein or in the Notes, any Purchaser may postpone or cancel any Closing in its reasonable discretion if the Issuer has not issued a press release or other public announcement confirming that the second phase of the Issuer’s three-phase delivery plan as disclosed in the Issuer’s public filings has begun on or prior to August 31, 2023, within 15 calendar days of such deadline; and”

2.	Miscellaneous.

a.	The provisions of this Amendment No. 1 shall become effective against each Purchaser upon the execution and delivery by such Purchaser of a counterpart hereto and shall be effective against all Purchasers upon the execution and delivery of counterparts hereto by the requisite number of Purchasers in accordance with the terms of the SPA.

b.	In order to induce the applicable Purchasers to enter into this Amendment No. 1, the Issuer hereby represents and warrants to the applicable Purchasers, immediately after giving effect to this Amendment No. 1, as of the date hereof and in each case, that all material non-public information regarding the Issuer that has been disclosed to the applicable Purchasers on or prior to the date hereof, has been disclosed in the Issuer’s public filings with the Commission prior to the date hereof or will be disclosed within one Business Day of such disclosure.

c.	Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA or any other Financing Document, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the Purchaser reserves all of its rights and remedies under the SPA and the Financing Documents.

d.	On or before 9:00 a.m., New York time, on the date of this Amendment No. 1, the Issuer shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby in the form required by the Securities Exchange Act of 1934, as amended, and attaching the form of this Amendment No. 1 (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Issuer shall have disclosed all material, non-public information (if any) provided to each Purchaser by the Issuer or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the 8-K Filing, the Issuer acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Issuer, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and each Purchaser or any of its affiliates, on the other hand, relating to the transactions contemplated by this Amendment No. 1, shall terminate.

e.	This Amendment No. 1 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment No. 1 by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

f.	THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT NO. 1, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS OF SUCH STATE.

- Remainder of page intentionally blank; signature pages follow -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers on the date first written above

ISSUER:

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Xuefeng Chen
Name:	Xuefeng Chen
Title:	Chief Executive Officer

(Signature Page to Amendment No. 1)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers on the date first written above

PURCHASER:

METAVERSE HORIZON LIMITED

By:	/s/ ZHANG Maosheng
Name:	ZHANG Maosheng
Title:	Director

(Signature Page to Amendment No. 1)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers on the date first written above

PURCHASER:

V W INVESTMENT HOLDING LIMITED

By:	/s/ Lijun Jin
Name:	Lijun Jin
Title:	Director

(Signature Page to Amendment No. 1)